--------------------------------------------------------------------------------
                                         THE
                                       PAKISTAN
                                      INVESTMENT
                                      FUND, INC.
--------------------------------------------------------------------------------







                                 THIRD QUARTER REPORT
                                  SEPTEMBER 30, 1998
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER






                          THE PAKISTAN INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------

PAKISTAN INVESTMENT ADVISER
International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan
--------------------------------------------------------------------------------

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------

CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------

LEGAL COUNSEL
Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
----------------------

For the nine months ended September 30, 1998, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -51.36% compared to -51.63% for the IFC Global Pakistan Total Return Index (the "Index"). For the one year ended September 30, 1998, and for the period from the Fund's commencement of operations on December 27, 1993 through September 30, 1998, the Fund had a total return, based on net asset value per share, of -55.86% and -79.14%, respectively, compared with -56.65% and -69.07%, respectively, for the Index. On September 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $1 15/16 representing a 33.3% discount to the Fund's net asset value per share.

For the one month ended September 30, 1998, the Fund had a total return, based on net asset value per share, of 6.39% compared to 11.91% for the Index. On September 4, 1998, in view of the restrictions that had been placed on the repatriation of currency from Pakistan, the Fund began discounting the U.S. Dollar equivalent value of its Pakistan investments. This fair valuation procedure contributed to the Fund's underperformance since that date. The balance of underperformance for the month came from the Fund's inability to match the weight of Pakistan Telecom in the Index, as well as the underperformance during the quarter of the food and energy sectors where we were overweight.

The Fund continues to operate under "abnormal" circumstances. Foreign investors are still prevented, through bureaucratic obstacles, to repatriate U.S. dollars for any equity sales. As such, the Fund cannot hold any U.S. dollars in cash and reduce risks in the event of an eventual currency devaluation, which in our view is imminent. The exchange rate mechanism in Pakistan has collapsed; all U.S. dollar deposits have been frozen and risk premiums are at an absolute high as the country has been downgraded by S&P to CCC- or "junk" status. There are multiple exchange rates working in the country at this point. The so-called official rate is approximately 46 rupee to the dollar, the interbank rate is at 54 rupee to the U.S. dollar and the composite rate (which is what our benchmark index uses) is 50 rupee to the dollar. At this point, we are conservatively using the interbank rate to value our equity portfolio, thus reflecting the heightened risk premium. However, many dollar transactions are only being done at the 'kerb rate', which is around 62 at this point. Going forward, we will continue to monitor the appropriateness of these rates in determining the net asset value of the Fund.

POLITICS

The political outlook for Pakistan has become more fluid both on external and internal fronts. Internally, the law and order situation has witnessed a visible deterioration, particularly in the commercial hub of Karachi. At the same time differences have cropped up between the Federal Government and the provincial assemblies over an increasing number of issues. The recent resignation of the Army Chief three months prior to his scheduled retirement date, has highlighted the defense establishment's lack of comfort with the present socio-political and economic situation. On the foreign policy front, sufficient international pressure is being created for both Pakistan and India to indicate positive direction in eventually signing the Comprehensive Test Ban Treaty (CTBT) and make greater efforts to improve bilateral relations.

On the economic front, one positive development is that agricultural output is likely to be reasonably healthy in the current fiscal year (June 98-99). Consensus forecasts put agricultural growth around 4%. On the fiscal front, however, tax collection still remains a contentious issue. The lower tax collection means fiscal deficit is unlikely to fall below 5-5.6% of gross domestic product. With monetization of this deficit and effective devaluation of 15-20% which we anticipate, inflation is likely to revert back to double digits after having fallen 8.3% last year.

However, the most critical factor in assessing the future economic outlook and investment climate is the outcome of negotiations between the government of Pakistan and the IMF. Pakistan appears to be a one-event market - IMF or bust. While positive noises are being made on both sides, any deal with the multilateral financing agencies would involve fairly tough conditions and would need to be significantly larger than previous packages and also include some external debt restructuring. Without that, it is impossible for Pakistan to come out of a debt trap. The release of IMF funds is very likely to be delayed until December while the government attempts to dilute stringent IMF targets through negotiations.

What all this means for investment outlook and stock market sentiment is continuation of the high volatility witnessed in the third quarter of 1998. Indeed market behavior is dominantly speculative in character at the moment. We expect the KSE-100 to remain range bound between 800-1100 for the next few months.

In terms of portfolio strategy and given the constraints under which the Fund operates, we continue to maintain a two-pronged investment strategy. The bulk of the portfolio remains defensive in nature, comprised mainly of large cap, blue chips and multinational corporations. At the same time, we continue to keep around a 5-10% rupee cash position. This allows us greater flexibility to take advantage of selective trading opportunities when the market touches the extremes of its trading range, thus improving performance and mitigating some of the adverse impacts of rupee depreciation. We continue to remain underweight in the financial sector in view of the sharply weakened earnings outlook for the current fiscal year as well as the potential threat of rising non-performing loans.

We hope to outperform the Index during the next two quarters based on our longer term view on key sectors and stocks, as well as some adjustments to the Fund's portfolio. On a positive note, if the same exchange rate is used for both the Fund and the Index, the Fund outperformed the Index for nine months ending September 30, 1998 by 340 basis points.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1998

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

The Pakistan Investment Fund, Inc.
Investment Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                                                   Total Return (%)
INFORMATION                               -----------------------------------------------------------------------------------
                                              Market Value (1)            Net Asset Value (2)                Index (3)
                                          -----------------------       -----------------------       ------------------------
                                                          Average                       Average                        Average
                                          Cumulative       Annual       Cumulative       Annual       Cumulative        Annual
                                          ----------       ------       ----------       ------       ----------        ------
          Fiscal Year to Date               -24.39%            --         -51.36%            --         -51.63%            --
          One Year                          -67.13         -67.13%        -55.86         -55.86%        -56.65         -56.65%
          Since Inception*                  -86.11         -33.94         -79.14         -28.04         -69.07         -21.85

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                                                   Year Ended December 31,                          Nine Months
                                                                                                                       Ended
                                                                                                                    September 30,
                                            1993*          1994           1995           1996           1997           1998
                                          --------       --------       --------       --------       --------       --------

[PLOT POINTS TO COME]



                                                                   Year Ended December 31,                          Nine Months
                                                                                                                       Ended
                                                                                                                    September 30,
                                            1993*          1994           1995           1996           1997           1998
                                          --------       --------       --------       --------       --------       --------
Net Asset Value Per Share. . . . . . . .  $  14.03       $  11.42       $   6.57       $   4.77       $   6.01       $   2.91
Market Value Per Share . . . . . . . . .  $  15.50       $   9.00       $   5.25       $   5.13       $   4.88       $   1.94
Premium/(Discount) . . . . . . . . . . .      10.5%         -21.2%         -20.1%           7.5%         -18.8%         -33.3%
Income Dividends . . . . . . . . . . . .        --       $   0.03       $   0.00#            --       $   0.01       $   0.01
Capital Gains Distributions. . . . . . .        --             --       $   0.00#            --             --             --
Fund Total Return (2). . . . . . . . . .     -0.50%        -18.36%        -42.43%        -27.40%         26.32%        -51.36%
Index Total Return (3) . . . . . . . . .       N/A          -8.51%        -31.14%        -19.46%         26.13%        -51.63%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks, including dividends.
 *   The Fund commenced operations on December 27, 1993.
 #   Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIVERSIFICATION OF TOTAL INVESTMENTS


                 [CHART]

Short-Term Investments              (9.4%)
Equity Securities                  (90.6%)


--------------------------------------------------------------------------------

SECTORS

                  [CHART]

Other                                 (10.2%)
Forest Products & Paper                (1.1%)
Insurance                              (2.3%)
Automobiles                            (2.5%)
Banking                                (5.0%)
Textiles & Apparel                     (7.6%)
Health & Personal Care                 (9.4%)
Utilities -- Electrical & Gas         (10.1%)
Telecommunications                    (23.1%)
Chemicals                             (17.3%)
Energy Sources                        (11.4%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                     Percent of
                                                     Net Assets
                                                     ----------
     1.   Pakistan Telecommunications Corp.             23.1%
     2.   Lever Brothers Pakistan Ltd.                   9.4
     3.   Fauji Fertilizer Co., Ltd.                     9.0
     4.   Hub Power Co.                                  6.4
     5.   Pakistan State Oil Co., Ltd.                   5.6
     6.   Nishat Mills Ltd.                              4.6
     7.   Engro Chemicals Ltd.                           4.4
     8.   Shell Pakistan Ltd.                            4.3
     9.   ICI Pakistan Ltd.                              3.9
     10.  Muslim Commercial Bank Ltd.                    2.5
                                                        ----
                                                        73.2%
                                                        ----
                                                        ----

FINANCIAL STATEMENTS
-------------

STATEMENT OF NET ASSETS (Unaudited)
-------------

SEPTEMBER 30, 1998

                                                    Shares            Value
                                                                      (000)
---------------------------------------------------------------------------
COMMON STOCKS (89.8%)
(Unless otherwise noted)
---------------------------------------------------------------------------
AUTOMOBILES (2.5%)
     Pak Suzuki Motor Co., Ltd.                    1,579,000   U.S. $   831
                                                               ------------

---------------------------------------------------------------------------
BANKING (5.0%)
     Askari Bank                                   1,524,092            424
     Faysal Bank Ltd.                              1,861,150            433
     Muslim Commercial Bank Ltd.                   2,222,770            848
                                                               ------------
                                                                      1,705
                                                               ------------

---------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (0.0%)
     Dandot Cement Co. (Rights)                           62             --@
                                                               ------------

---------------------------------------------------------------------------
CHEMICALS (17.3%)
     Engro Chemicals Ltd.                          1,233,459          1,484
     Fauji Fertilizer Co., Ltd.                    3,243,300          3,028
     ICI Pakistan Ltd.                             5,577,400          1,334
                                                               ------------
                                                                      5,846
                                                               ------------

---------------------------------------------------------------------------
ENERGY SOURCES (11.4%)
     Pakistan Oilfields Ltd.                         471,462            505
     Pakistan State Oil Co., Ltd.                  1,075,800          1,876
     Shell Pakistan Ltd.                             427,800          1,462
                                                               ------------
                                                                      3,843
                                                               ------------

---------------------------------------------------------------------------
FINANCIAL SERVICES (0.0%)
     Trust Modaraba Ltd.                                 100             --@
                                                               ------------
---------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (1.1%)
     Packages Ltd.                                   564,062            385
                                                               ------------

---------------------------------------------------------------------------
HEALTH & PERSONAL CARE (9.4%)
     Lever Brothers Pakistan Ltd.                    225,160          3,161
                                                               ------------

---------------------------------------------------------------------------
INSURANCE (2.3%)
     Adamjee Insurance Co., Ltd.                     966,456            772
                                                               ------------

---------------------------------------------------------------------------
TELECOMMUNICATIONS (23.1%)
     Pakistan Telecommunications Corp. 'A'        15,191,600          7,814
                                                               ------------

---------------------------------------------------------------------------
TEXTILES & APPAREL (7.6%)
     Artistic Denim Mills Ltd.                     1,250,000            254
     Crescent Textile Mills Ltd.                   1,325,192            220
     Gadoon Textile Mills Ltd.                       670,000            181
     Ibrahim Fibre Ltd.                            3,390,000            347
     Nishat Mills Ltd.                             7,987,428          1,564
     Saif Textiles Mills Ltd.                            110             --@
                                                               ------------
                                                                      2,566
                                                               ------------

---------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (10.1%)
     Hub Power Co.                                 7,764,200   U.S.  $2,173
     Sui Northern Gas Co.                          2,272,270            460
     Sui Southern Gas Co.                          4,116,192            794
                                                               ------------
                                                                      3,427
                                                               ------------

---------------------------------------------------------------------------
TOTAL COMMON STOCKS
      (Cost U.S.$65,423)                                             30,350

---------------------------------------------------------------------------

                                                        Face
                                                      Amount
                                                       (000)
---------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (9.3%)
     Pakistani Rupee
     (Cost U.S.$3,328)                        PKR    171,133          3,161
                                                               ------------

---------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
     (Cost U.S.$68,751)                                              33,511
                                                               ------------

---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
     Other Assets                             U.S.  $   802
     Liabilities                                       (500)            302
                                              -------------    ------------

---------------------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 11,604,792 issued and
       outstanding U.S.$0.01 par value shares
       (100,000,000 shares authorized)                         U.S.$ 33,813
                                                               ------------
                                                               ------------

---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      U.S.$   2.91
                                                               ------------
                                                               ------------

---------------------------------------------------------------------------

  @  -- Value is less than U.S.$500.